Exhibit (a)(2)

LETTER OF TRANSMITTAL

To Tender Shares of
Common Stock
(Including the Associated Preferred Stock Purchase Rights)
and
Series B Convertible Preferred Stock
of
Vixel Corporation
At
$10.00 Net Per Share
Pursuant to the Offer to Purchase
Dated October 15, 2003
by
Aviary Acquisition Corp.
a wholly owned subsidiary of
Emulex Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 12, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail: Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, NY 10268-1010	By Facsimile Transmission: For Notice of Guaranteed Delivery For Eligible Institutions Only: (212) 701-7636 For Confirmation Only Telephone: (212) 701-7600	By Hand or Overnight Courier: Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005

     Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, does not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space provided therefor and complete the Substitute Form W-9. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used by stockholders of Vixel Corporation either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other stockholders are referred to herein as “Certificate Shareholders.” Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book Entry Confirmation (as defined in the Offer to Purchase) with respect to their Shares, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)	Share Tendered
appear(s) on Share Certificate(s))	(Attach additional signed list if necessary)

Total Number of
Shares
	Common Stock	Represented By	Number of
	Certificate	Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

1.1

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)	Shares Tendered
appear(s) on Share Certificate(s))	(Attach additional signed list if necessary)

	Series B	Total Number of
	Convertible	Shares
	Preferred Stock	Represented By	Number of
	Certificate	Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares

* Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box:     ☐

Account Number

Transaction Code Number

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

   To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:

☐ Check

☐ Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

   To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Issue:

☐ Check

☐ Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

      The undersigned hereby tenders to Aviary Acquisition Corp., a Delaware corporation (“Purchaser”) and a wholly-owned subsidiary of Emulex Corporation, a Delaware corporation (“Emulex”), the above described shares of common stock, par value $0.0015 per share, of Vixel Corporation (“Vixel”), including all associated preferred stock purchase rights and other rights issued pursuant to the Rights Agreement, dated as of November 15, 2000, between Vixel and Computershare Trust Company, Inc., as amended from time to time (together, the “Common Stock”), and the above described shares of Series B convertible preferred stock, par value $0.001 per share, of Vixel (the “Series B Preferred Stock” and, together with the Common Stock, the “Shares” and each a “Share”), upon the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase, dated October 15, 2003 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

      Upon the terms of the Offer, subject to, and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in securities or rights issued in respect thereof on or after the date of the Offer to Purchase and irrevocably constitutes and appoints Computershare Trust Company of New York (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any such other Shares or securities or of the undersigned’s rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on Vixel’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

      The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or Purchaser to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

      All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender of Shares hereby is irrevocable.

      The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Vixel’s stockholders or otherwise in such manner, to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares.

      The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by Parent (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

      The undersigned understands that payment for tendered Shares will be made as promptly as practicable after the surrender of Certificate(s) representing the Shares is made in acceptable form.

      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IMPORTANT

SHAREHOLDERS(S) SIGN HERE

(Also complete Substitute Form W-9 set forth herein)

(Signature(s) of Stockholder(s))

(Signature(s) of Stockholder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated: ______________________________ , 2003

Name(s)

(Please Print)

Capacity (Full Title)

Address

(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number

                                                      (See Substitute Form W-9 contained herein)

IF REQUIRED — GUARANTEE OF SIGNATURE(S)

(See Instruction 1 and 5)

Authorized Signature

Name

(Please Print)

Title

(Please Print)

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated: ______________________________ , 2003

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

      1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2.     Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

      Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) either (i) the certificates for tendered Shares together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any required signature guarantees, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any required signature guarantees, or an Agent’s Message, and any other required documents, must be received by the Depositary, such Shares must be delivered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the Nasdaq Stock Market is open for business.

      “Agent’s Message” means a message, transmitted through electronic means by a Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and Depositary to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

      The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

      3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

      4.     Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5.     Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without any change whatsoever.

      If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

      When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to or Certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

      If the Certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or Certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the Certificates, with the signature(s) on the Certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

      6.     Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or the other person(s)) payable on account of the transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

      7.     Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

      8.     Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase), which may be waived only with the consent of the board of directors of Vixel) of the Offer, in whole or in part, in the case of any Shares tendered.

      9.     Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Substitute Form W-9 included in this Letter of Transmittal. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%. All stockholders tendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

      Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

      The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

      If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depository within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depository. Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

      Certain stockholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

      10.     Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent or Merrill Lynch & Co., the Dealer Manager, at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

      11.     Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the number of Shares so lost, destroyed or stolen, or call the Transfer Agent for the Shares, Computershare Trust Company, Inc., at (303) 262-0600. The stockholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE

CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

TO BE COMPLETED BY ALL SURRENDERING STOCKHOLDERS OF SECURITIES

PAYER’S NAME: U.S. Stock Transfer Corporation

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I — Taxpayer Identification Number — For All Accounts

ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see Obtaining a Number in the enclosed Guidelines). CERTIFY BY SIGNING AND DATING BELOW.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II — For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Payer’s Request for Taxpayer Identification Number (TIN)	Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.) The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
Signature Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified tax payer identification number within 60 days.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at the locations and telephone numbers set forth below. Additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed at the Information Agent at the locations and telephone numbers set forth below.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016
proxy@mackenziepartners.com
(212) 929-5500 (call collect)
or
Toll-Free (800) 322-2885

The Dealer Manager for the Offer is:

Merrill Lynch & Co.

4 World Financial Center

New York, New York 10080
CALL TOLL-FREE (866) 276-1462